UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2018

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 332-4100
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [ ]

Item 1.01 Entry into Material Definitive Agreements.

The information set forth under Item 2.03 below is hereby incorporated by reference into this Item l.01.

Item 1.02 Termination of a Material Definitive Agreement

In connection with our new Credit Facility described in item 2.03, below, we repaid and terminated our existing credit facility in the United States and Canada (the "Existing Sterling Facility") with Sterling National Bank ("Sterling"), which Existing Sterling Facility has been described in our previous Annual and Quarterly Reports (see, for example, Liquidity and Capital Resources in Item 2 - Management's Discussion and Analysis of Financial Condition, Results of Operations, Liquidity and Capital Resources, and Note 5 to Consolidated Financial Statements - Credit Facilities - Sterling Credit Facility, in our Quarterly Report on Form 10-Q for the quarter and period ended September 30, 2017 (as filed with the SEC on November 14, 2017), and Sterling released its security interests in our assets. The PNC Loan Agreement, PNC Note, PNC Guaranty and PNC Security Agreement (as such terms are defined in Item 2.03, below) replace the similar financing documents we previously had with Sterling and mutually terminated in connection with our new PNC Credit Facility

Item 2.03 Creation of a Direct Financial Obligation.

On January 16, 2018, we, SPAR Group, Inc. ("we", "SGRP" or the "Registrant"), repaid and replaced its Existing Sterling Facility with a new secured revolving credit facility in the United States and Canada (the "PNC Credit Facility") with PNC Bank, National Association ("PNC").

In order to obtain, document and govern the new PNC Credit Facility: SGRP and certain of its direct and indirect subsidiaries in the United States and Canada, namely SPAR Marketing Force, Inc., SPAR Assembly & Installation, Inc., and SPAR Canada Company (each, a "PNC Borrower" and collectively, the "PNC Borrowers"), and SPAR Canada, Inc., SPAR Acquisition, Inc., SPAR Group International, Inc., and SPAR Trademarks, Inc. (together with SGRP, each a "PNC Guarantor" and collectively, the "PNC Guarantors), entered into a Loan Agreement with PNC dated as of January 16, 2018 (the "PNC Loan Agreement"); the PNC Borrowers issued their US$9,000,000.00 Committed Line Of Credit Note to PNC dated January 16, 2018 (the "PNC Note"), which evidences the PNC Borrowers' loans and other obligations to PNC; the PNC Guarantors entered into a Guaranty and Suretyship Agreement with PNC dated as of January 16, 2018 (the "PNC Guaranty"), which guaranties the PNC Borrowers' loans and other obligations to PNC; and the PNC Borrowers and PNC Guarantors (each, a "PNC Loan Party" and collectively, the "PNC Loan Parties") entered into a Security Agreement with PNC dated as of January 16, 2018 (the "PNC Security Agreement"), which secures the obligations of the PNC Loan Parties to PNC with pledges of substantially all of the assets of the PNC Loan Parties (other than SGRP's foreign subsidiaries, certain designated domestic subsidiaries, and their respective equity and assets).

The PNC Note currently requires the PNC Borrowers to pay interest on the loans thereunder equal to (A) the Daily LIBOR Rate (as defined therein) per annum, plus (B) two hundred fifty basis points (2.50%). On January 16, 2018, the aggregate interest rate under that formula was 4.06% per annum.

Revolving Loans of up to US$9 million are available to the PNC Borrowers under the PNC Credit Facility based upon the borrowing base formula defined in the PNC Loan Agreement (principally 85% of "eligible" accounts receivable less certain reserves). The PNC Note is currently scheduled to become due on January 16, 2020, when (among other things) the loans and other monetary obligations of the PNC Borrowers and other PNC Loan Parties must be repaid in full and the ability ends to borrow additional loans.

On January 16, 2018, the PNC Borrowers drew down an initial advances under the Credit Facility of approximately us$7.6 million, which was used to repay the existing facility with Sterling, and the PNC Borrowers had unused availability under the Credit Facility of approximately us$1.4 million.

The new Credit Facility contains certain financial and other restrictive covenants and also limits certain expenditures by the PNC Loan Parties, including (without limitation) capital expenditures and other investments. On January 16, 2018, the PNC Loan Parties were in compliance with the covenants and does not expect to be in violation at future measurement dates. However, there can be no assurances that the PNC Loan Parties Company will not be in violation of certain covenants in the future, and should the PNC Loan Parties be in violation; there can be no assurances that PNC will issue waivers for any such future violations.

A copy of the PNC Loan Agreement, PNC Note, PNC Guaranty and PNC Security Agreement are attached to this Report as Exhibits 99.1 through 99.4, and are hereby incorporated by reference herein (into this Item 2.03 and this Report). The foregoing summary of the PNC Credit Facility is qualified in its entirety by reference to the above referenced loan documents

Item 7.01 Regulation FD Disclosure.

The information set forth under Item 2.03 above is hereby incorporated by reference into this Item 7.01.

Forward Looking Statements

This Current Report on Form 8-K (this "Current Report") contains "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SPAR Group, Inc. ("SGRP") and its subsidiaries (together with SGRP, the "SPAR Group" or the "Company"), and this Current Report has been filed by SGRP with the Securities and Exchange Commission (the "SEC"). There also are "forward-looking statements" contained in SGRP's Annual Report on Form 10-K for its fiscal year ended December 31, 2016 (as filed, the "Annual Report"), as filed with the SEC on April 17, 2017, in SGRP's definitive Proxy Statement respecting its Annual Meeting of Stockholders held on May 18, 2017 (the "Proxy Statement"), which SGRP filed with the SEC on April 28, 2017, and SGRP's Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (including this Current Report, the Annual Report and the Proxy Statement, each a "SEC Report"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend", "believe", "estimate", "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Current Report or the Annual Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and plans, intentions, expectations, guidance or other information respecting the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, greater productivity & efficiency, and increased earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company's client base and contracts, continuing to strengthen its balance sheet, growing revenues and improving profitability through organic growth, new business development and strategic acquisitions, and continuing to control costs. The Company's forward-looking statements also include (without limitation) those made in the Annual Report in "Business", "Risk Factors", "Legal Proceedings", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Directors, Executive Officers and Corporate Governance", "Executive Compensation", "Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters", and "Certain Relationships and Related Transactions, and Director Independence".

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, the Annual Report, the Proxy Statement and the other applicable SEC Reports, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's Common Stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01.          Financial Statements and Exhibits.

(c)     Exhibits:

99.1

Loan Agreement dated as of January 16, 2018, by and among PNC Bank, National Association ("PNC"), and SPAR Group, Inc. ("SGRP"), and certain of its direct and indirect subsidiaries in the United States and Canada, namely SPAR Marketing Force, Inc., SPAR Assembly & Installation, Inc., and SPAR Canada Company (each, a "PNC Borrower" and collectively, the "PNC Borrowers"), and SPAR Canada, Inc., SPAR Acquisition, Inc., SPAR Group International, Inc., and SPAR Trademarks, Inc. (together with SGRP, each a "PNC Guarantor" and collectively, the "PNC Guarantors); as filed herewith.

99.2	US$9,000,000.00 Committed Line Of Credit Note dated January 16, 2018, issued by the PNC Borrowers to PNC; as filed herewith.

99.3	Guaranty and Suretyship Agreement dated as of January 16, 2018, by and among the PNC Guarantors and PNC; as filed herewith.

99.4	Security Agreement dated as of January 16, 2018, by and among the PNC Borrowers and PNC Guarantors (each, a "PNC Loan Party" and collectively, the "PNC Loan Parties") and PNC; as filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date: January 25, 2018
	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer

EXHIBIT INDEX

Exhibit

Number        Description

99.1

Loan Agreement dated as of January 16, 2018, by and among PNC Bank, National Association ("PNC"), and SPAR Group, Inc. ("SGRP"), and certain of its direct and indirect subsidiaries in the United States and Canada, namely SPAR Marketing Force, Inc., SPAR Assembly & Installation, Inc., and SPAR Canada Company (each, a "PNC Borrower" and collectively, the "PNC Borrowers"), and SPAR Canada, Inc., SPAR Acquisition, Inc., SPAR Group International, Inc., and SPAR Trademarks, Inc. (together with SGRP, each a "PNC Guarantor" and collectively, the "PNC Guarantors); as filed herewith.

99.2	US$9,000,000.00 Committed Line Of Credit Note dated January 16, 2018, issued by the PNC Borrowers to PNC; as filed herewith.

99.3	Guaranty and Suretyship Agreement dated as of January 16, 2018, by and among the PNC Guarantors and PNC; as filed herewith.

99.4	Security Agreement dated as of January 16, 2018, by and among the PNC Borrowers and PNC Guarantors (each, a "PNC Loan Party" and collectively, the "PNC Loan Parties") and PNC; as filed herewith.